                                   FORM 8-K/A

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) December 29, 2000

                                  S2 GOLF INC.
             (Exact Name or Registrant as Specified in its Charter)

New Jersey                              0-14146            22-2388568
(State or other jurisdiction of       (Commission          (I.R.S. Employer
incorporation or organization)        File Number)         Identification No.)

18 Gloria Lane, Fairfield, NJ                              07004
(Address of Principal Executive Office)                    (Zip Code)

                                 (973) 227-7783
              (Registrant's telephone number, including area code)

This Amendment No. 1 to Current Report on Form 8-K/A amends the Current Report on Form 8-K of S2 Golf, Inc, a New Jersey corporation (the "Company" or the "Registrant") for the event dated December 29, 2000, as filed with the Securities and Exchange Commission on January 12, 2001.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On December 29, 2000, S2 Golf Acquisition Corp. ("Acquisition Corp."), a wholly-owned subsidiary of S2 Golf Inc., acquired from James E. Jones and Brian Christopher all of the issued and outstanding shares of Ladies Golf Equipment Company, Inc. ("Ladies Golf"), and on December 31, 2000, Ladies Golf was merged with and into Acquisition Corp., with Acquisition Corp. as the surviving entity. The purchase price was comprised of 1,000,000 shares of Common Stock of the Company, par value $0.01 per share, and a promissory note of the Company in the principal amount of $1,000,000 with a maturity date of December 31, 2001. In addition, the Company satisfied existing debts of Ladies Golf in the aggregate amount of $542,456.49. Consideration for the acquisition was a multiple of projected profitability, with a potential post-closing adjustment in the merger consideration shares to be based on (i) realization on accounts receivable in the first six months after the effective date of the merger, and (ii) losses on non-current inventory in the first nine months after the effective date of the merger.

The acquired assets comprise intellectual property, accounts receivable, inventory of Lady Fairway(TM) golf shoes and golf accessories and other physical equipment used by Ladies Golf in the design and distribution of women's golf shoes and golf accessories. The Company intends to use all equipment and physical property acquired to continue designing and distributing the Lady Fairway(TM) shoe and accessory lines.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

Audited balance sheets and statements of income and cash flows and the accountant's report for the business acquired, Ladies Golf, are incorporated by reference to the Company's Registration Statement No. 333-47908 on Form S-4.

                       UNAUDITED CONDENSED BALANCE SHEETS
                       AS OF SEPTEMBER 30, 1999 AND 2000

                                                   9/30/99          9/30/00
                                                   -------          -------

ASSETS

Current Assets

Cash                                                 11,500               2,642
Accounts Receivable - Net                           323,568             495,312
Inventories                                         596,727             454,611
Prepaid Expenses                                    206,290             150,993
Deferred Income Taxes                                     0                   0
                                                -----------         -----------
          Total Current Assets                    1,138,085           1,103,558

Plant and Equipment  - Net                           69,900              35,194
Non-Current Deferred Income Taxes                         0                   0
Goodwill - Net                                            0                   0
Other Assets                                          4,113               4,113
                                                -----------         -----------
          Total Assets                          $ 1,212,908         $ 1,142,865
                                                ===========         ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

Short Term Borrowings                               503,452             429,019
Current Portion Long Term Debt                            0             140,000
Accounts Payable                                    278,231             116,646
Accrued Expenses                                     26,494              75,535
Other Current Liabilities                                 0                   0
                                                -----------         -----------
          Total Current Liabilities                 808,177             761,200

Long Term Liabilities

Long Term Debt                                            0                   0
Non-Current Liabilities                                   0                   0
                                                -----------         -----------

          Total Liabilities                         808,177             761,200
                                                -----------         -----------

Shareholders' Equity

Common Stock                                          1,000               1,000
Additional Paid in Capital                          767,971             767,971
Accumulated Deficit                                (365,050)           (387,306)
                                                -----------         -----------

          Total Shareholders' Equity                403,921             381,665
                                                -----------         -----------

                                                $ 1,212,098         $ 1,142,865
                                                ===========         ===========



                 See accompanying notes to unaudited condensed
                             financial statements.

                  UNAUDITED CONDENSED STATEMENTS OF OPERATIONS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 2000



                                               9/30/99             9/30/00
                                               -------             -------

Net Sales                                    $ 1,913,181         $ 2,671,000
Cost of Goods Sold                             1,103,815           1,442,000
                                             -----------         -----------
Gross Profit                                     809,366           1,229,000
                                             -----------         -----------

Operating Expenses:
   Selling                                       461,050             460,000
   General & Administrative                      518,152             509,000
                                             -----------         -----------
Total Operating Expenses                         979,202             969,000
                                             -----------         -----------
Operating Income (Loss)                         (169,836)            260,000
                                             -----------         -----------
Other Income (Expense)
   Interest Expense                               24,065             (43,000)
   Other
                                             -----------         -----------
Other - Net (Loss)                                24,065             (43,000)
                                             -----------         -----------
Income Before Income Taxes                      (193,901)            217,000

Provision for Income Taxes                             0                   0
                                             -----------         -----------

Net Income (Loss)                            $  (193,901)        $   217,000
                                             ===========         ===========



                 See accompanying notes to unaudited condensed
                             financial statements.

                  UNAUDITED CONDENSED STATEMENTS OF CASH FLOWS
              FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999 AND 2000


                                                                                 9/30/99        9/30/00
                                                                                ---------      ---------
CASH FLOWS FROM OPERATING ACTIVITIES

   NET INCOME (LOSS)                                                            $(193,901)     $ 217,000
   Adjustments to reconcile net income to net cash
      provided by operating activities:
   Depreciation                                                                    27,794         22,500
   Increase (decrease) in cash attributable to
      changes in operating assets and liabilities:
   Accounts receivable                                                             46,392       (163,014)
   Inventories                                                                    153,438        175,270
   Prepaid expenses                                                              (206,290)      (150,993)
   Other assets                                                                       500          2,111
   Accounts payable                                                               147,138       (109,926)
   Accrued expenses                                                               (80,169)       (42,775)
   Accrued payroll                                                                (14,992)       (11,596)
   Accrued warranty                                                               (10,000)       (10,000)
                                                                                ---------      ---------

NET CASH USED IN OPERATING ACTIVITIES                                            (130,090)       (71,423)
                                                                                ---------      ---------

NET CASH USED IN INVESTING ACTIVITIES, capital expenditures                       (14,023)             0
                                                                                ---------      ---------

CASH FLOWS FROM FINANCING ACTIVITIES
   Proceeds (Repayments) from line of credit                                      143,499        (81,685)
   Proceeds from note payable to related party                                          0        140,000
                                                                                ---------      ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                         143,499         58,315

NET DECREASE IN CASH AND CASH EQUIVALENTS                                         (13,108)       (13,108)

CASH AND CASH EQUIVALENTS, beginning of year                                       12,114         15,750
                                                                                ---------      ---------

CASH AND CASH EQUIVALENTS, end of year                                          $  11,500      $   2,642
                                                                                =========      =========



                 See accompanying notes to unaudited condensed
                             financial statements.

                NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

1.       NATURE OF OPERATIONS

         Ladies Golf Equipment Company, Inc. ("Ladies Golf") markets and distributes golf accessories, including shoes, gloves and socks. Ladies Golf's principal market is the United States. Ladies Golf sells primarily to retailers and golf specialty stores and grants credit to customers based on defined payment terms. Ladies Golf performs ongoing credit evaluations and generally does not require collateral.

2.       BASIS OF PRESENTATION

         These financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

3.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Revenue Recognition
         -------------------

         Revenue is recognized when Ladies Golf's products are shipped to its customers.

         Depreciation Expense
         --------------------

         Depreciation expense for the nine months ended September 30, 1999 and 2000 was $27,794 and $22,500 respectively.

         Use of Estimates
         ----------------

         The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.       SALE OF LADIES GOLF EQUIPMENT COMPANY, INC.

         On December 29, 2000, S2 Golf Acquisition Corp. ("Acquisition Corp."), a wholly-owned subsidiary of S2 Golf Inc. acquired from James E. Jones and Brian Christopher all of the issued and outstanding shares of Ladies Golf, and on December 31, 2000 Ladies Golf was merged with and into Acquisition Corp., with Acquisition Corp. as the surviving entity.

(b)      Pro Forma Financial Information

On December 29, 2000, S2 Golf Acquisition Corp. ("Acquisition Corp"), a wholly-owned subsidiary of S2 Golf Inc. (the "Registrant") consummated its acquisition of Ladies Golf Equipment Company, Inc. (the "Acquired Company"), subject to certain adjustments as of the time of closing.

The unaudited pro forma financial statements provided herein are based on assumptions the Registrant believes are reasonable (net of the estimated replacement costs), factually supportable and directly attributable to the acquisition. Such unaudited pro forma financial statements and accompanying notes should be read in conjunction with the audited financial statements of the Registrant and the related notes thereto which are included in the Registrant's Annual Report on Form 10-K for the year ended December 31, 1999, its Quarterly Report on Form 10-Q for the nine months ended September 29, 2000, and its Current Report on Form 8-K for the event dated December 29, 2000 as filed with the Securities and Exchange Commission on January 12, 2001 and the Financial Statements of the Acquired Company for the nine months ended September 30, 2000 and the years ended December 31, 1999 and 1998 and the respective accompanying notes thereto included in Item 7(a) of this Report.

The following pro forma financial data are not necessarily indicative of the Registrant's results of operations that might have occurred had the transaction been completed at the beginning of the periods specified, and do not purport to represent what the Registrant's consolidated results of operations might be for any future period.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

The following Unaudited Pro Forma Consolidated Condensed Balance Sheet as of September 30, 2000 presented herein reflects the historical balance sheets of the Registrant and the Acquired Company, adjusted to give effect to the acquisition of substantially all of the net assets of the Acquired Company, as if the acquisition had occurred at September 30, 2000. The Unaudited Pro Forma Consolidated Condensed Balance Sheet combines the financial position of the Registrant as of September 30, 2000 and the financial position the Acquired Company as of September 30, 2000.

The Registrant has accounted for the acquisition as a purchase and all required purchase accounting adjustments to record assets and liabilities at their estimated fair values have been made based on the actual allocation price and actual levels of the Acquired Company's assets acquired and liabilities assumed on the acquisition date. The acquisition price is subject to certain adjustments. Any adjustment to the purchase price will affect the amount allocated to intangible assets and will affect the amortization of intangibles in subsequent periods.

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

The Unaudited Pro Forma Consolidated Condensed Statements of Operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 presented herein are based on the respective historical consolidated statements of operations of the Registrant and of the Acquired Company, adjusted to give effect to the acquisition of substantially all of the net assets of the Acquired Company, as if the acquisition had occurred on January 1, 1999. The Unaudited Pro Forma Consolidated Condensed Statements of Operations for the nine months ended September 30, 2000 and the year ended December 31, 1999 combine the results of operations of the Registrant with the results of operations of the Acquired Company.

The Unaudited Pro Forma Consolidated Condensed Statements of Operations do not reflect certain additional cost savings and synergies that management of the Registrant has identified related to areas such as vendor consolidation and research and development costs.

                                  S2 GOLF INC.
            UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
                               SEPTEMBER 30, 2000





                                                                        Ladies Golf      Ladies Golf
                                                         S2 Golf Inc.   Equipment Co.    Equipment Co.
                                                          9/29/2000       9/30/2000       Adjustments(A)      Total
                                                          ---------     -------------    ---------------      -----

ASSETS

Current Assets

Cash                                                     $       150           2,642                      $     2,792
Accounts Receivable - Net                                  3,450,484         495,312                        3,945,796
Inventories                                                3,658,592         454,611                        4,113,203
Prepaid Expenses                                             168,059         150,993        (164,000)         155,052
Deferred Income Taxes                                        212,500               0                          212,500
                                                         -----------     -----------       ---------      -----------
          Total Current Assets                             7,489,785       1,103,558        (164,000)       8,429,343

Plant and Equipment  - Net                                   152,758          35,194                          187,952
Non-Current Deferred Income Taxes                             49,000               0                           49,000
Goodwill - Net                                             2,118,733               0       3,092,612        5,211,345
Other Assets                                                 125,030           4,113                          129,143
                                                         -----------     -----------       ---------      -----------

          Total Assets                                   $ 9,935,306     $ 1,142,865     $ 2,928,612      $14,006,783
                                                         ===========     ===========       =========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities

Short term Borrowings                                    $ 2,641,193         429,019         140,000      $ 3,210,212
Current Portion Long Term Debt                               300,000         140,000        (140,000)     $   300,000
Accounts Payable                                           1,133,639         116,646                        1,250,285
Accrued Expenses                                             459,974          75,812                          535,786
Other Current Liabilities                                     72,000               0                           72,000
                                                         -----------     -----------       ---------      -----------
          Total Current Liabilities                        4,606,806         761,477               0        5,368,283

Long-Term Liabilities

Long Term Debt                                               575,000               0       1,000,000        1,575,000
Non-Current Liabilities                                       28,676               0                           28,676
                                                         -----------     -----------       ---------      -----------

          Total Liabilities                                5,210,482         761,477       1,000,000        6,971,959
                                                         -----------     -----------       ---------      -----------



Shareholders' Equity

Common Stock                                                  22,211           1,000           9,000           32,211
Additional Paid in Capital                                 4,044,777          12,788       2,287,212        6,344,777
Retained Earnings                                            657,836         367,600        (367,600)         657,836
                                                         -----------     -----------       ---------      -----------

          Total Shareholders' Equity                       4,724,824         381,388       1,928,612        7,034,824
                                                         -----------     -----------       ---------      -----------

          Total Liabilities and Shareholders' Equity     $ 9,935,306     $ 1,142,865       2,928,612      $14,006,783
                                                         ===========     ===========       =========      ===========


                 See accompanying notes to unaudited pro forma
                     consolidated condensed balance sheet.

A. NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET

On December 29, 2000, S2 Golf Acquisition Corp. ("Acquisition Corp."), a wholly-owned subsidiary of S2 Golf Inc. (the "Registrant"), acquired from James E. Jones and Brian Christopher all of the issued and outstanding shares of Ladies Golf Equipment Company, Inc. ("Ladies Golf"), and on December 31, 2000, Ladies Golf was merged with and into Acquisition Corp., with Acquisition Corp. as the surviving entity. The purchase price was comprised of 1,000,000 shares of Common Stock of the Registrant, par value $0.01 per share, and a promissory note of the Registrant in the principal amount of $ 1,000,000 with a maturity date of December 31, 2001. In addition, the Registrant satisfied existing debts of Ladies Golf in the aggregate amount of $ 542,456. Consideration for the acquisition was a multiple of projected profitability, with a potential post-closing adjustment in the merger consideration shares to be based on (i) realization on accounts receivable in the first six months after the effective date of the merger, and (ii) losses on non-current inventory in the first nine months after the effective date of the merger.

The acquired assets comprise intellectual property, accounts receivable, inventory of Lady Fairway(TM) golf shoes and golf accessories and other physical equipment used by Ladies Golf in the design and distribution of women's golf shoes and golf accessories. The Registrant intends to use all equipment and physical property acquired to continue designing and distributing the Lady Fairway(TM) shoe and accessory line.



Calculation of Acquisition Cost:


Purchase price at closing, December 29, 2000                        $3,474,000

Less:
Ladies Golf Equipment Equity                                           381,000
                                                                    ----------



     Excess cost over fair value                                    $3,093,000
                                                                    ==========


Allocation of purchase price:

Cash                                                                     3,000
Accounts Receivable                                                    495,000
Inventory                                                              455,000
Prepaid Expenses                                                       151,000
Property, Plant & Equipment                                             35,000
Other Current Assets                                                     4,000
Goodwill                                                             3,093,000
Accounts Payable                                                      (117,000)
Accrued Liabilities                                                    (76,000)
Debt Payable                                                          (569,000)
                                                                    ----------

                                                                    $3,474,000
                                                                    ==========

                                  S2 GOLF INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                    FOR NINE MONTHS ENDED SEPTEMBER 30, 2000





                                                     Nancy Lopez       Nancy Lopez   Ladies Golf    Ladies Golf
                                     S2 Golf Inc.        Golf              Golf       Equipment      Equipment
                                      9/29/2000    Pre Acquisition(A)  Adjustments    9/30/2000      Adjustments       Total
                                     ------------  ------------------  -----------   -----------    ------------     -----------
                                      (Unaudited)     (Unaudited)                    (Unaudited)
                                      -----------     -----------                    -----------

Net Sales                             $9,883,325        $3,153,000                    $2,671,000                   $15,707,325
Cost of Goods Sold                     6,442,636         1,716,000                     1,442,000                     9,600,636
                                      ----------        ----------    -----------     ----------    ---------      -----------
Gross Profit                           3,440,689         1,437,000              -      1,229,000            -        6,106,689
                                      ----------        ----------    -----------     ----------    ---------      -----------

Operating Expenses:
   Selling                             1,524,493           865,000                       460,000                     2,849,493
   General & Administrative            1,066,082           446,000        161,748 (C)    509,000       92,781 (C)    2,275,611
                                      ----------        ----------    -----------     ----------    ---------      -----------
Total Operating Expenses               2,590,575         1,311,000        161,748        969,000       92,781        5,125,104
                                      ----------        ----------    -----------     ----------    ---------      -----------
Operating Income                         850,114           126,000       (161,748)       260,000      (92,781)         981,585
                                      ----------        ----------    -----------     ----------    ---------      -----------

Other Income (Expense)
   Interest Expense                     (138,136)                        (296,250)(D)    (43,000)     (73,125)(D)     (550,511)
   Other                                     (47)                                                                          (47)
                                      ----------        ----------    -----------     ----------    ---------      -----------
Other - Net                             (138,183)                -       (296,250)       (43,000)     (73,125)        (550,558)
                                      ----------        ----------    -----------     ----------    ---------      -----------

Income Before Income Taxes               711,931           126,000       (457,998)       217,000     (165,906)         431,027

Provision for Income Taxes               249,175                         (132,800)(E)                  57,550 (E)      173,925
                                      ----------        ----------    -----------     ----------    ---------      -----------

Net Income                            $  462,756        $  126,000    $  (325,198)    $  217,000    $(223,456)     $   257,102
                                      ==========        ==========    ===========     ==========    =========      ===========

Earnings per Common
  Share - Basic                             0.21                                                                          0.08
        - Diluted                           0.20                                                                          0.08

Weighted Average Number
  of Common Shares Outstanding -
               Basic                   2,220,270                                                    1,000,000        3,220,270
               Dilute                  2,279,107                                                    1,000,000        3,279,107


                 See accompanying notes to unaudited pro forma
                consolidated condensed statements of operations.

                                  S2 GOLF INC.
       UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                      Nancy Lopez   Nancy Lopez     Ladies Golf     Ladies Golf
                                      S2 Golf, Inc.       Golf         Golf         Equipment Co    Equipment Co
                                         12/31/99      12/31/99(A)  Adjustments      12/31/1999     Adjustments         Total
                                       -----------    -----------    ---------       ----------     ----------       -----------

Net Sales                              $11,003,556    $ 3,971,000                    $2,471,482                      $17,446,038
Cost of Goods Sold                       7,428,130      2,626,000      164,207 (B)    1,775,638                       11,993,975
                                       -----------    -----------    ---------       ----------     ----------       -----------
Gross Profit                             3,575,426      1,345,000     (164,207)         695,844              -         5,452,063
                                       -----------    -----------    ---------       ----------     ----------       -----------

Operating Expenses:
   Selling                               1,641,744      1,251,000                       383,694                        3,276,438
   General & Administrative              1,302,325      1,153,000      215,637 (C)      723,582        123,704 (C)     3,518,248
                                       -----------    -----------    ---------       ----------     ----------       -----------
Total Operating Expenses                 2,944,069      2,404,000      215,637        1,107,276        123,704         6,794,686
                                       -----------    -----------    ---------       ----------     ----------       -----------
Operating Income/(Loss)                    631,357     (1,059,000)    (379,844)        (411,432)      (123,704)       (1,342,623)
                                       -----------    -----------    ---------       ----------     ----------       -----------

Other Income (Expense)
   Interest Expense                       (158,892)                   (395,000)(D)      (39,429)       (97,500)(D)      (690,821)
   Other Income                                562                                       17,704                           18,266
                                       -----------    -----------    ---------       ----------     ----------       -----------
Other - Net                               (158,330)             -     (395,000)         (21,725)       (97,500)         (672,555)
                                       -----------    -----------    ---------       ----------     ----------       -----------

Income/(Loss) Before Income Taxes          473,027     (1,059,000)    (774,844)        (433,157)      (221,204)       (2,015,178)

Provision (Benefit) for Income Taxes       166,901                    (733,537)(E)                    (212,262)(E)      (778,898)
                                       -----------    -----------    ---------       ----------     ----------       -----------

Net Income/(Loss)                      $   306,126    $(1,059,000)   $ (41,307)      $ (433,157)    $   (8,942)      $(1,236,280)
                                       ===========    ===========    =========       ==========     ==========       ===========

Earnings per Share - Basic                    0.14                                                                         (0.56)
                   - Diluted                  0.14                                                                         (0.56)

Weighted Average Number of Shares Outstanding -
                         Basic           2,219,700                                                                     2,219,700
                         Diluted         2,263,876                                                                     2,219,700



                 See accompanying notes to unaudited pro forma
                consolidated condensed statements of operations.

NOTES TO PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

NANCY LOPEZ GOLF

A. Reflects acquisition of Nancy Lopez Golf product line for the period prior to the acquisition date of July 31, 2000.

B. Reflects additional cost of goods sold from the sale of inventory which incurred a step up basis to fair value under purchase accounting.

C. Reflects the amortization of goodwill over its estimated useful life of 10 years.

D. Interest expense on debt incurred to acquire Nancy Lopez Golf: a 3 year, $900,000 term loan carrying an interest rate of prime plus 1.5% and a revolving line of credit with an interest rate of prime plus .25%.
       If the interest rates changed by 1/8% there would be an immaterial effect on net income.

E. Reflects increased tax benefit based on contribution/(loss) of Nancy Lopez Golf and other adjustments, assuming a tax rate of 40%.


LADIES GOLF EQUIPMENT COMPANY

C. Reflects the amortization of goodwill over its estimated useful life of 25 years.

D. Interest expense on debt incurred in connection with the acquisition of Ladies Golf Equipment Company, Inc., at 9.25%. If the interest rates changed by 1/8% there would be an immaterial effect on net income.

E. Reflects increased tax benefit based on the income (loss) of Ladies Golf Equipment Company, Inc. and other adjustments assuming a tax rate of 40%.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           S2 GOLF INC.

Date:  3/12/01                             /s/  DOUGLAS A. BUFFINGTON
                                           ----------------------------------
                                           By:  Douglas A. Buffington
                                                President, Chief Operating
                                                Officer, Chief Financial
                                                Officer and Treasurer